Filed Pursuant to Rule 497(e)
File Nos. 33-82610
811-03249

Maxim Series Account of
Great-West Life & Annuity Insurance Company

Supplement dated January 8, 2010 to
Prospectus and Statement of Additional Information
Dated May 1, 2009

Effective December 31, 2009, Invesco Global Asset Management (N.A.), Inc., the Sub-Adviser of the Maxim Invesco ADR Portfolio, merged into Invesco Institutional (N.A.), Inc. as part of an internal reorganization.   Invesco Institutional (N.A.), Inc. then changed its name to Invesco Advisers, Inc. and has changed its address.  This internal reorganization did not result in a change of actual control or management of the sub-adviser for the Portfolio.

Accordingly, the Sub-Adviser information for the Maxim Invesco ADR Portfolio on page 17 of your prospectus is deleted and replaced with the following:

“Invesco Advisers, Inc. is the sub-adviser to the Maxim Invesco ADR Portfolio. Invesco Advisers, Inc. is located at 1555 Peachtree Street N.E., Atlanta, Georgia 30309.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2009. Please keep this supplement for future reference.